[CONFORMED COPY]

			      FIFTH AMENDMENT TO
			       CREDIT AGREEMENT

      This FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of August 12, 1994 (this "Amendatory Agreement"), among WARNACO INC. (the "Borrower"), the various financial institutions signatories hereto (the "Lenders") and THE BANK OF NOVA SCOTIA, as agent (the "Agent") for the Lenders,


			     W I T N E S S E T H:

      WHEREAS, the Borrower, the Lenders and the Agent are parties to a Credit Agreement, dated as of July 16, 1993 (as amended or otherwise modified to the date hereof, the "Existing Credit Agreement");

      WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement in certain respects; and

      WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects as provided below (the Existing Credit Agreement, as so amended by this Amendatory Agreement, being referred to as the "Credit Agreement");

      NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:


				    PART I
				  DEFINITIONS

      SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendatory Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

      "Agent" is defined in the preamble.

      "Amendatory Agreement" is defined in the preamble.

      "Amendment No. 5" is defined in Subpart 3.1.

      "Borrower" is defined in the preamble.

      "Credit Agreement" is defined in the third recital.

      "Existing Credit Agreement" is defined in the first recital.

      "Fifth Amendment Effective Date" is defined in Subpart 3.1.

      "Lenders" is defined in the preamble.

      SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendatory Agreement with such meanings.

				    PART II
			       AMENDMENTS TO THE
			   EXISTING CREDIT AGREEMENT

      Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1 through 2.2; except as so amended, the Existing Credit Agreement shall continue in full force and effect.

      SUBPART 2.1. Amendments to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1.1 through 2.1.2.

      SUBPART 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

	    "Amendment No. 5" means the Fifth Amendment, dated as of August __, 1994, to this Agreement among the Borrower, the Lenders and the Agent.

	    "Fifth Amendment Effective Date" is defined in Subpart 3.1 of Amendment No. 5.

      SUBPART 2.1.2. Section 1.1 of the Existing Credit Agreement is hereby further amended as follows:

	    (a) the definition of "Initial Percentage" is hereby deleted in its entirety;

	    (b) the definition of "Letter of Credit Availability" is hereby amended in its entirety to read as follows:

		  "`Letter of Credit Availability' means, at any time,
	    $50,000,000 minus the aggregate amount of all Letter of Credit Outstandings.";

	    (c) the definition of "Loan Commitment Amount" is hereby amended in its entirety to read as follows:

		  "`Loan Commitment Amount' means $30,000,000, as such amount
	    may be reduced by Section 2.2."; and

	    (d) the definition of "Percentage" is hereby amended in its entirety to read as follows:

		  "`Percentage' means, relative to any Lender, the percentage
	    set forth opposite its signature hereto or set forth in a Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to the terms hereof or a Lender
	    Assignment Agreement executed by such Lender and its Assignee Lender and delivered pursuant to Section 11.11."

      SUBPART 2.2. Amendments to Article II. Article II of the Existing Credit Agreement is hereby amended in accordance with Subpart 2.2.1.

      SUBPART 2.2.1. Clause (a)(i) of Section 2.1.3 of the Existing Credit Agreement is hereby amended by deleting the figure "$55,000,000" appearing therein, and inserting "$80,000,000" in place thereof.

				   PART III
			  CONDITIONS TO EFFECTIVENESS

      SUBPART 3.1. Fifth Amendment Effective Date. This Amendatory Agreement (and the amendments and modifications contained herein) shall become effective, and shall thereafter be referred to as "Amendment No. 5", on the date (the "Fifth Amendment Effective Date") when all of the conditions set forth in this Subpart 3.1 have been satisfied.

      SUBPART 3.1.1. Execution of Counterparts. The Agent shall have received counterparts of this Amendatory Agreement, duly executed and delivered on behalf of the Borrower and the Required Lenders.

      SUBPART 3.1.2.  Legal Details, etc.   All documents executed or
submitted pursuant hereto shall be satisfactory in form and substance to the Agent and its counsel. The Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendatory Agreement shall be satisfactory to the Agent and its counsel.


				    PART IV
				 MISCELLANEOUS

      SUBPART 4.1. Cross-References. References in this Amendatory Agreement to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Amendatory Agreement.

      SUBPART 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendatory Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

      SUBPART 4.3. Successors and Assigns. This Amendatory Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      SUBPART 4.4. Counterparts. This Amendatory Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SUBPART 4.5. Governing Law. THIS AMENDATORY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.



      IN WITNESS WHEREOF, the parties hereto have caused this Amendatory Agreement to be executed by their respective officers as of the day and year first above written.

				    WARNACO INC.


				    By /s/      Dariush Ashrafi
				       --------------------------------
				       Title: Senior Vice President/
					      Chief Financial Officer

				    THE BANK OF NOVA SCOTIA,
				      as Agent, as Issuer and as Lender


				    By /s/      Terry K. Fryett
				       --------------------------------
				       Title: Vice President

				    MITSUI NEVITT CAPITAL CORPORATION


				    By /s/      Peter Nevitt
				       --------------------------------
				       Title: President

				    SOCIETE GENERALE, NEW YORK BRANCH


				    By /s/      John W. Stelwagon
				       --------------------------------
				       Title: Vice President